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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 29, 1998 and August 22, 1997 included in Protection One, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.



                                             /s/ Arthur Andersen LLP


Dallas, Texas
 September 22, 1998